SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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EMC METALS CORP.
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 12, 2012

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at September 7, 2012, one Canadian dollar was equal to approximately $1.02 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the “Board”) of EMC Metals Corp., a British Columbia corporation (the "Company" or “EMC”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of EMC to be held at 10:00 a.m. (Pacific Standard Time) on Friday, October 12, 2012, at the offices of Morton & Company, Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about September 7, 2012.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $12,000.

Our administrative offices are located at 1430 Greg Street, Suite 501, Sparks, Nevada, 89431.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company (“Management Proxyholder”). A shareholder desiring to appoint some other person (“Alternate Proxyholder”) to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. (“Computershare”) not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. Registered shareholders electing to submit a proxy may do so by completing the enclosed form of proxy (the “Proxy”) and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy. In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold shares in their own name (referred to as “Beneficial Shareholders”). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of shares).

If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting. The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Services (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your shares in that capacity. If you wish to attend the Meeting and indirectly vote your shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is, subject to the special rights and restrictions attached to the share of any class or series of shares, one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to its articles, present in person or by proxy. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the fixing of the number of directors at six, “FOR” the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the resolution to ratify the appointment of Davidson & Company, Chartered Accountants, as independent auditors of the Company for the fiscal year ended December 31, 2013 and to authorize the directors to fix their remuneration. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On September 7, 2012 (the “Record Date”) there were 162,358,337 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name	Address	Number of Shares(1)	Approximate % of Total Issued and Outstanding
Willem Duyvesteyn	Reno, Nevada	22,408,719(2)	13.80%
William Lupien	Coeur d’Alene, Idaho	26,886,166(3)	16.56%

(1)	This information is based on insider reports available at www.sedi.com.
(2)	9,518,693 of these Common Shares are registered in the name of Irene Duyvesteyn, and Mr. Duyvesteyn has voting and investment control over these Common Shares.
(3)	26,886,166 of these Common Shares are registered to Kudu Partners, L.P., a limited partnership of which William Lupien is the general partner.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors proposes to fix the number of directors at six and that the following six nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: George Putnam, William Harris, Barry Davies, Willem Duyvesteyn, Warren Davis, and John Grubb.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the six nominees will be available to serve as directors of EMC, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT SIX AND “FOR” THE ELECTION OF EACH NOMINEE.

Six candidates will be elected by a plurality of affirmative votes. That is, the six candidates that receive the highest number of affirmative votes will be elected to serve on the Board.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# of Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised (1)	Principal Occupation (1)
George F. Putnam California, USA Director, President and Chief Executive Officer	May 3, 2010	1,964,250	President of G.F. Putnam Consulting, a financial and marketing advisory company.

Name, Residence and Present Position with the Company	Director Since	# of Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised (1)	Principal Occupation (1)
William B. Harris (2)(3) Massachusetts, USA Director (Chairman of the Board)	June 5, 2007	30,000	Partner of Solo Management Group, LLC, an investment management and financial consulting company.
Barry Davies (2)(3) Kowloon, Hong Kong Director	January 20, 2010	3,970,000	President of Rudgear Holdings Ltd., a private investment company, since March 2006.
Willem P.C. Duyvesteyn (4) Nevada, USA Director	December 16, 2009	22,408,719	President and founder of The
Technology Store, Inc. from 2000 until
its acquisition by the Company in
December 2009; President, Technology
and Resource Development Inc. since
December 2009. Both companies are
involved in the development and
commercialization of various mineral
and energy related processes and
			projects.
Warren Davis (2)(3) California, USA Director	May 30, 2012	Nil	Consultant for Parsons Brinckerhoff Power and ClearFuels Technology Inc. Both businesses are involved in the development of power and energy generation technologies.
John Grubb New Mexico, USA Director	June 14, 2012	Nil	Professor of mine engineering at the Colorado School of Mines in Golden, Colorado.

(1)

The information as to principal occupation, business or employment and shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees. Unless otherwise stated, any nominees named above have held the principal occupation or employment indicated for at least five years.

(2)	Member of Audit Committee.
(3)	Member of Compensation Committee.
(4)

Nominee of Willem Duyvesteyn and Irene Duyvesteyn. In connection with the acquisition of The Technology Store, Inc. by the Company, Willem Duyvesteyn and Irene Duyvesteyn have the right to nominate one director to the Board.

George Putnam has extensive mining industry experience, having worked for over 20 years for BHP (now BHP-Billiton) and GE/Utah International. Mr. Putnam also currently serves on the Advisory Board of Hana Mining Ltd. (TSX.V: HMG), a Canadian explorer actively developing a sediment-host copper-silver property in Africa. The Board believes that Mr. Putnam’s expertise and experience in the mining industry is valuable to the Board.

William Harris has more than 35 years of experience in financial and executive management with public companies. Mr. Harris is also a board member of Golden Predator Corp., Tigris Uranium Corp., Silver Predator Corp., and the former President and CEO of Hoechst Fibers Worldwide, a company involved in the global acetate and polyester business of Hoechst AG. Mr. Harris’ expertise and experience make him a valuable member of the Board.

Barry Davies is a mining engineer with over 30 years of engineering, operations, commercial and corporate management experience in the minerals industry. Mr. Davies’ experience and his independence from management make him a valuable member of the Board.

Willem Duyvesteyn has 40 years experience in the mining, mineral and energy industries. Prior to joining TTS Duyvesteyn was Vice President and General Manager Minerals Technology for BHP for more than 10 years. Prior to BHP he was associated with AMAX as Director of Laterite Nickel projects. Mr. Duyvesteyn’s extensive experience and his independence from management make him a valuable member of the Board.

Warren Davis has held numerous senior roles in both minerals and engineering industries, with a focus on energy development, project marketing and business strategy. Mr. Davis currently provides consulting services for Parsons Brinckerhoff Power and ClearFuels Technology Inc. His previous positions include roles with Black & Veach (15 years), the Bechtel Group (three years), and General Electric Company (10 years). Mr. Davis also worked for Utah International Inc. (seven years) in the minerals industry, specifically in acquisitions and strategy. He was founder and president of Golden Bear Energy Services, a start-up energy company, and has worked in numerous entrepreneurial energy development roles. Mr. Davis’ experience and his independence from management make him a valuable member of the Board.

John Grubb has held numerous business manager roles in both surface and underground mines for BHP Billiton, and is currently an adjunct professor of mine engineering at the Colorado School of Mines in Golden, Colo. Mr. Grubb served for 25 years with BHP as president and chief operating officer of New Mexico Coal, as president of BHP Minerals Zimbabwe & Hartley Platinum, as managing director of OK Tedi Mining Ltd. in Papua New Guinea, as general manager of operations at Queensland Coal in Australia (10 mines, eight surface plants and three ports), and numerous other surface and underground operations for both BHP and the Pittston Company. Mr. Grubb’s experience and his independence from management make him a valuable member of the Board.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of September 7, 2012 by:

(i)	each director of EMC;
(ii)	each of the Named Executive Officers of EMC; and
(iii)	all directors and executive officers as a group.

Except as noted below, EMC believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned[1]	Percentage of Shares Beneficially Owned[1]
George Putnam	1,964,250	1.21%
William Harris	30,000	0.02%
Barry Davies	3,970,000	2.45%
Willem Duyvesteyn	22,408,719	13.80%
Warren Davis	Nil	Nil
John Grubb	Nil	Nil
Edward Dickinson	240,708	0.15
All officers and directors (6) persons	29,703,677	18.30%

[1]

These amounts exclude beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows:

3,300,000 shares issuable to George Putnam, 1,600,000 shares issuable to William Harris, 900,000 shares issuable to Barry Davies; 1,400,000 shares issuable to Willem Duyvesteyn, 400,000 shares issuable to Warren Davis, 400,000 shares issuable to John Grubb, 600,000 shares issuable to John Thompson, 400,000 shares issuable to Edward Dickinson, and 150,000 shares issuable to Adam Knight.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires EMC's directors, executive officers and persons who own more than 10% of a registered class of EMC’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of EMC. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish EMC with copies of all Section 16(a) reports they file.

To EMC’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, EMC believes that during the year ended December 31, 2011, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board of Directors and the Executive of EMC as of the Record Date:

Name	Age	Position	Position Held Since
George Putnam	58	Director, President, CEO	May 3, 2010
William Harris	65	Director Chairman	June 15, 2007
Barry Davies	62	Director	January 20, 2010
Willem Duyvesteyn	68	Director	December 16, 2009
Warren Davis	68	Director	May 30, 2012
John Grubb	66	Director	June 14, 2012

All of the officers identified above serve at the discretion of the Board of Directors and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of EMC.

COMPENSATION COMMITTEE

The Company’s compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Company’s business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation Committee’s role and philosophy is to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s Chief Executive Officer and other executive officers, are aligned with the Company’s overall business objectives and with shareholder interests.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, overall financial and operating performance of the Company and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives.

The current members of the Compensation Committee are Warren Davis, Barry Davies and William Harris, each of whom are independent directors. The function of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to the compensation practices of the executive officers of the Company. The Compensation Committee has been empowered to review the compensation levels of the executive officers of the Company and to report thereon to the Board; to review the strategic objectives of the stock option and other stock-based compensation plans of the Company and to set stock based compensation; and to consider any other matters which, in the Compensation Committee’s judgment, should be taken into account in reaching the recommendation to the Board concerning the compensation levels of the Company’s executive officers.

Report on Executive Compensation

This report on executive compensation has been authorized by the Compensation Committee. The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of the Company although the Compensation Committee guides it in this role. The Board determines the type and amount of compensation for the President and CEO. The Board also reviews the compensation of the Company’s senior executives. The Compensation Committee has not considered the implications of the risks associated with the Company’s compensation policies and practices.

Philosophy and Objectives

The compensation program for the senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)      attracting and retaining talented, qualified and effective executives;

(b)      motivating the short and long-term performance of these executives; and

(c)      better aligning their interests with those of the Company’s shareholders.

In compensating its senior management, the Company has employed a combination of base salary and equity participation through its stock option plan. The Company’s NEOs, as that term is defined in Form 51-102F6, and directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Elements of the Compensation Program

The significant elements of compensation awarded to the Named Executive Officers (as defined below) are a cash salary and stock options. The Company does not presently have a long-term incentive plan for its Named Executive Officers. There is no policy or target regarding allocation between cash and non-cash elements of the Company’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Company’s executives on an individual basis, against the backdrop of the compensation goals and objectives described above, and makes recommendations to the Board concerning the individual components of their compensation.

Cash Salary

As a general rule, the Company seeks to offer its Named Executive Officers a compensation package that is in line with that offered by other companies in our industry, and as an immediate means of rewarding the Named Executive Officers for efforts expended on behalf of the Company.

Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company’s stock option plan. Stock options are granted to senior executives taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors. Options are generally granted to senior executives which vest on terms established by the Board.

Perquisites and Other Personal Benefits

The Company’s Named Executive Officers are not generally entitled to significant perquisites or other personal benefits not offered to the Company’s other employees.

Compensation Committee Report

The Compensation Committee hereby reports to the Board that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and this Proxy Statement, we have:

  reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
  based on such review and discussion, we recommend to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10K for the fiscal year ended December 31, 2011 and this Proxy Statement on Schedule 14A.

Submitted by the Compensation Committee.
William Harris, Member
Barry Davies, Member
Warren Davis, Member

PERFORMANCE GRAPH

The following graph tracks the percentage change in the Company’s total shareholder return on a $100 investment in common Shares to the total return of the S&P/TSX Capped Diversified Metals & Mining Index for the financial year-end period commencing 2008 (the year which the Company became a reporting issuer) and ending December 31, 2011:

	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Company (EMC)	100	106	162	51
S&P/TSX (TITTMN)	100	418	617	449

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of the Company’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to the Company in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Putnam, President, CEO and Director	2011	$200,000	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$200,000
	2010	$137,247(1)	$Nil	$Nil	$187,004	$Nil	$Nil	$Nil	$324,251
	2009	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil
Edward Dickinson, CFO(3)	2011	$25,000	$Nil	$Nil	$40,920	$Nil	$Nil	$Nil	$65,920
	2010	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil
	2009	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil
Michael O’Brien, Former CFO (3)	2011	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil
	2010	$40,500	$Nil	$Nil	$46,162	$Nil	$Nil	$Nil	$86,662
	2009	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil

(1)	Represents consulting fees under a management services contract.
(2)

The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 11 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2011.

(3)	Mr. Edward Dickinson was appointed as CFO in place of Mr. O’Brien in September of 2011.

DIRECTOR COMPENSATION

No cash compensation was paid to any director of the Company for the director’s services as a director during the financial year ended December 31, 2011, other than the reimbursement of out-of-pocket expenses.

The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the TSX. During the most recently completed financial year, no incentive stock options were granted to directors, including directors who are Named Executive Officers.

AGGREGATED STOCK OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FISCAL
YEAR AND FISCAL YEAR-END OPTION VALUES

No stock options were exercised by the directors during the Company’s fiscal year ended December 31, 2011.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of Unexercised in-the money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
William Harris	800,000 50,000 150,000 40,000 160,000	$0.10 $0.25 $0.16 $0.20 $0.30	Nov 5, 2015 Jan 4, 2015 June 16, 2014 Oct 31,2013 Jan 23, 2014	$16,000 Nil Nil Nil Nil	N/A	N/A
Barry Davies	500,000	$0.10	Nov 5, 2015	$10,000	N/A	N/A
Willem Duyvesteyn	500,000 100,000 200,000	$0.10 $0.25 $0.105	Nov 5,2015 Jan 4, 2015 Dec 16,2014	$10,000 Nil $3,000	N/A	N/A
George Putnam	2,500,0000	$0.10	Nov 5, 2015	$37,500	N/A	N/A

(1)

“Value of unexercised in-the-money options is calculated by determining the difference between the market value of the securities underlying the options at December 31, 2011 and the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2)	“in-the-money options” means the excess of the market value of the Company’s shares on February 29, 2012 over the exercise price of the options.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2011 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)] (c)
Equity compensation plans approved by security holders	11,848,750	$0.19	10,753,057
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total:	11,848,750	$0.19	10,753,057

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are currently no employment contracts in place with the directors and officers of EMC other than the following: the Company entered into a letter agreement effective May 1, 2010 with George Putnam, pursuant to which Mr. Putnam agreed to act as President and CEO of the Company. Mr. Putnam receives a base salary of $200,000 per year. The Compensation Committee has discretion to award an annual bonus, and will review Mr. Putnam’s base salary on an annual basis. Mr. Putnam received an initial grant of 2,000,000 stock options, 25% of which vested immediately, and the remainder of which will vest in three equal installments every six months thereafter.

The following contracts, agreements, plans, and arrangements provide for payments to the applicable Named Executive Officers following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the company or a change in such Named Executive Officers’ responsibilities:

George Putnam - Mr. Putnam is entitled to termination payments in the amount of six months base salary if he is terminated without cause in his first year of employment, and six months base salary plus one month salary for each year of full service to a maximum of twenty-four months, if terminated after the first year of employment. If Mr. Putnam is terminated pursuant to a change in control, he is entitled to a termination payment equivalent to three times his base salary.

Other than the agreements described above, the Company and its subsidiaries are not parties to any contracts, and have not entered in to any plans or arrangements which require compensation to be paid to any of the Named Executive Officers in the event of:

(a)	resignation, retirement or any other termination of employment with the Company or one of its subsidiaries;
(b)	a change of control of the Company or one of its subsidiaries; or
(c)	a change in the director, officer or employee’s responsibilities following a change of control of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2011, the Board of Directors held five directors’ meetings. All other matters which required Board approval were consented to in writing by all of the Company’s directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Board has an Audit Committee composed of three directors, William Harris (Chair), Barry Davies, and Warren Davis. All members of the Audit Committee are “independent” and “financially literate” in accordance with Multilateral Instrument 52-110 Audit Committees (“NI 52-110”). The Audit Committee reviews all financial statements of the Company prior to their publication, reviews audits or communications, recommends the appointment of independent auditors, reviews and approves the professional services to be rendered by independent auditors and reviews fees for audit services. The Audit Committee meets both separately with auditors (without management present) as well as with management present. The meetings with the auditors discuss the various aspects of the Company’s financial presentation in the areas of audit risk and Canadian generally accepted accounting principles. Specifically, the audit committee has:

(a)	reviewed and discussed the audited financial statements with management;
(b)	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and
(c)

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

A copy of the text of the Company’s audit committee charter can be found on the Company’s website at www.emcmetals.com.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

Submitted by the Audit Committee.
William Harris, Chair
Barry Davies, Member
Warren Davis, Member

Compensation Committee. The Compensation Committee reviews and approves the compensation of EMC’s officers, reviews and administers EMC’s stock option plan and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are William Harris, Warren Davis and Barry Davies. Each of the Compensation Committee members is an independent director. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which can be found on the Company’s website at www.emcmetals.com.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Board is of the view that the present management structure does not warrant the appointment of a Nominating Committee.

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or director over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

REPORT OF CORPORATE GOVERNANCE

The British Columbia Securities Commission has issued guidelines on corporate governance disclosure for non-venture issuers as set out in National Instrument 58-101 (the “Policy”). The Policy addresses matters relating to constitution and independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators. The Company’s approach to corporate governance in the context of the specific issues outlined in Form 58-101F1 is set out below.

Board of Directors

The Board currently consists of six directors, and it is proposed that all six be nominated at the Meeting. Of the six proposed directors, a majority of individuals qualify as independent directors. A director is independent if he or she has no direct or indirect “material relationship” with the Company. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment. The following table outlines the Company’s independent and non-independent directors, and the basis for a determination that a director is non-independent:

Name of Director	Independent/Non-Independent
George Putnam	Non-Independent (serves as President and CEO of the Company)
William Harris	Independent (serves as Chairman of the Company)
Barry Davies	Independent
Willem Duyvesteyn	Non-Independent (holds more than 10% of the Company’s outstanding shares)
Warren Davis	Independent
John Grubb	Independent

William Harris, an independent director, is the Chairman of the Board. Mr. Harris’ primary roles as Chairman are to chair all meetings of the Board and to manage the affairs of the Board, including ensuring the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chairman’s responsibilities include, among other things, ensuring effective relations and communications among Board members.

The Board holds meetings as considered appropriate to deal with the matters arising from developments in the business and affairs of the Company from time to time. During the fiscal year ended December 31, 2011, the Board held 5 meetings. In addition to the business conducted at such meetings, various other matters were approved by written resolution signed by all members of the Board.

The attendance record for each director of the Company during the fiscal year ended December 31, 2011 was as follows:

Name of Director	Meetings Attended
George Putnam	5 of 5
William Harris	5 of 5
Barry Davies	5 of 5
Willem Duyvesteyn	4 of 5
Daniel Wolfus	4 of 5

The Board’s policy is to hold independent directors’ meetings as deemed necessary. At these independent directors’ meetings, non-independent and members of management are not in attendance. During the fiscal year ended December 31, 2011, the independent directors held no meetings.

Certain directors of the Company are also presently directors of other issuers that are reporting issuers in Canada or elsewhere. Information as to such other directorships is set out below:

Name of Director	Reporting Issuers
George Putnam	None
William Harris	Silver Predator Corp. Golden Predator Corp. Tigris Uranium Corp.
Barry Davies	None
Willem Duyvesteyn	None
Warren Davis	None
John Grubb	None

Board Mandate

The Board has not adopted a written mandate but understands that its role is to (i) assume responsibility for the overall stewardship and development of the Company and monitoring of its business decisions, (ii) identify the principal risks and opportunities of the Company’s business and ensuring the implementation of appropriate systems to manage these risks, (iii) ethically manage the Company and perform succession planning, including appointing, training and monitoring of senior management and directors, (iv) implement a communication policy for the Company, and (v) ensure the integrity of the Company’s internal financial controls and management information systems.

Position Descriptions

To date, the Board has not adopted written position descriptions for the Chairman, the chair of each Committee of the Board, or of the CEO. Currently, William Harris serves as the independent Chairman of the Board. The prime responsibility of the Chairman of the Board is to provide leadership to the Board and to enhance Board effectiveness.

Orientation and Continuing Education

When new directors are appointed, they receive orientation on the Company’s business, current projects and industry and on the responsibilities of directors. With respect to continuing education, Board meetings may include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business.

Ethical Business Conduct

The Board has adopted a written code of conduct applicable to officers and directors of the Company, entitled “Code of Ethics, Trading Restrictions and Whistleblowing”. A copy of this code of conduct is available on SEDAR at www.sedar.com.

Other than adoption of the code of conduct, the Board does not take any formal measures to encourage and promote a culture of ethical business conduct. The Board is of the view that that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law, together with the corporate statutory restrictions on an individual director’s participation in decisions of the Board in which the director has an interest, are sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

Nomination of Directors

The Board annually evaluates the size of the Board and persons as nominees for the position of director of the Company. The Board’s process for nomination of candidates has been an informal process to date but one in which the entire Board is involved. The Board itself reviews candidates for the Board and its executive officers and reviews succession planning on a regular basis.

Compensation

The Board has established a Compensation Committee, comprised of 3 independent directors, William Harris, Barry Davies and Warren Davis. The function of the Compensation Committee is to review, on an annual basis, the compensation paid to the Company’s executive officers and to the directors, and to make recommendations on compensation to the Board. In addition, the Committee reviews the compensation plans for the Company’s non-executive staff. The process adopted with respect to the review of compensation for the Company’s directors and senior officers is set out under the heading “Compensation Discussion and Analysis” above.

Other Board Committees

The Board has no committees other than the Compensation Committee and the Audit Committee.

Assessments

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness.

Shareholder Communications

The Company values the views of its shareholders (current and future shareholders, employees and others). Any shareholder who wishes to communicate with the Board may do so in writing, by telephone or fax or by email.

AUDIT COMMITTEE

Pursuant to the British Columbia Instrument 51-509 Issuers Quoted in the U.S. Over-the Counter Markets and National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the Company is required to disclose annually in its Information Circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following:

The primary function of the audit committee (the “Committee”) is to assist the board of directors in fulfilling its financial oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the systems for internal corporate controls which have been established by the Board and management; and (c) overseeing the Company’s financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system; reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the company’s Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee’s Charter

The Company has adopted an Audit Committee Charter, a copy of which can be found on the Company’s website at www.emcmetals.com.

Composition of the Audit Committee

The Committee is comprised of William Harris, Barry Davies, and Warren Davis. All of the Audit Committee members are considered to be financially literate in that each Committee member has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

Relevant Education and Experience

William Harris has an understanding of the accounting principles used by the Company to prepare its financial statements.

Barry Davies has an understanding of the accounting principles used by the Company to prepare its financial statements.

Warren Davis has an understanding of the accounting principles used by the Company to prepare its financial statements.

Audit Committee Financial Expert

William Harris is the Chair and the “financial expert” of the Audit Committee. Mr. Harris is an independent director.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

The Company has not relied on the exemptions contained in sections 2.4, 3.2, 3.3(2), 3.4, 3.5, 3.6, 3.8 or Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board, and where applicable the Audit Committee, on a case-by-case basis.

External Auditor Service Fees

The fees for services provided by Davidson & Company to us in each of the fiscal years ended 2010 and 2011 were as follows:

Fees	2010	2011
Audit Fees	33,660	71,910
Audit Related Fees	Nil	25,400
Tax Fees	33,500	10,900
All Other Fees	Nil	355
Total	67,160	108,565

(1)

“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)

“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation

(3)

“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)	“All Other Fees” include all other non-audit services.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Davidson & Company, Chartered Accountants, was appointed as EMC’s independent auditors in January 2008. Davidson & Company served as EMC’s independent auditors for the fiscal year ended December 31, 2011, and has been appointed by the Board to continue as EMC’s independent auditor for the fiscal year ending December 31, 2012, and until the next annual general meeting of shareholders.

Representatives of Davidson & Company are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although the appointment of Davidson & Company is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that shareholders ratify the appointment of the independent auditors for the fiscal year ending December 31, 2012. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2013.

Section 10A)i) of the Exchange Act prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY, CHARTERED ACCOUNTANTS AS EMC'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012 AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

OTHER MATTERS

EMC knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2013 Meeting of Shareholders, including director nominees, must be received by the Secretary of EMC by December 1, 2012, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and

Division 7 of Part 5 of the B.C. Business Corporations Act. After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

ANNUAL REPORT ON FORM 10-K

A COPY OF EMC’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “A”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, EMC METALS CORP. AT 1430 GREG STREET, SUITE 501, SPARKS, NEVADA, 89431.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedar.com.

Dated at Vancouver, British Columbia, this 7th day of September, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ George Putnam
George Putnam
President

Proxy

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF EMC METALS CORP. (the "Company") TO BE HELD AT #1200 – 750
WEST PENDER STREET, VANCOUVER, BRITISH COLUMBIA, V6C 2T8

ON FRIDAY, OCTOBER 12, 2012 AT 10:00 AM (PACIFIC TIME)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints Edward Dickinson, Chief Financial Officer of the Company, or failing this person, George Putnam, President of the Company, or failing this person, Edward L. Mayerhofer, Solicitor for the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE: ____________________________________________________________
Please Print Name: _______________________________________________________
Date: __________________________________________________________________
Number of Shares Represented by Proxy: ______________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

		For	Against	Withhold
1.	To fix the number of directors at six			N/A
2.	To elect as Director, William Harris		N/A
3.	To elect as Director, George Putnam		N/A
4.	To elect as Director, Willem Duyvesteyn		N/A
5.	To elect as Director, Barry Davies		N/A
6.	To elect as Director, Warren Davis		N/A
7.	To elect as Director, John Grubb		N/A
8.	To appoint Davidson & Company, Chartered Accountants, as auditors of the Company and to authorize the directors to fix the auditors’ remuneration		N/A
9.	To transact such other business as may properly come before the Meeting			N/A

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Olympia Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers at the Meeting before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do one of the following:

(a) appoint one of the management proxyholders named on this Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out herein, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified with respect to the matters to be voted on at the Meeting, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes by proxy.

To be represented at the Meeting, this Instrument of Proxy must be received by Olympia Trust Company no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof, or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week:
If a WEB VOTING ID NUMBER appears on the face of this Instrument of Proxy in the address box (see example below), you can complete internet voting at http://www.olympiatrust.com/proxy.

Example:	123456 9999 1000 123F45K	o 123F45K would be your WEB VOTING ID NUMBER
JOHN DOE
123 MAIN STREET
CALGARY AB T1A 1A1

RETURN YOUR PROXY BY MAIL, FACSIMILE OR E-MAIL TO Olympia Trust Company:

Olympia Trust Company, Proxy Department, 1900 – 925 West Georgia Street, Vancouver, British Columbia V6C 3L2
Facsimile: (604) 484-8638E-mail: proxy@olympiatrust.com
Do not mail the printed Instrument of Proxy if you have voted via the Internet.